SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 6, 2010

INVENTIV HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

                                 0-30318                                                                                              52-2181734
                            (Commission File Number)                                                                                          (I.R.S. Employer Identification No.)

500 ATRIUM DRIVE
SOMERSET, NEW JERSEY 08873
(Address of Principal Executive offices) (Zip Code)

(800) 416-0555
(Registrant's Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if changed Since Last Report)

Item 7.01. Regulation FD Disclosure.

Beginning on July 6, 2010, representatives of inVentiv Health, Inc. (the "Company") intend to make certain disclosures on the Company's forums, which may include investor conferences, presentations to analysts and presentations to bankers.  Such disclosures may include the information contained in Exhibit 99.1 attached to this Current Report on Form 8-K. The Company is furnishing the information contained in Exhibit 99.1 pursuant to Regulation FD.

The information contained in Exhibit 99.1 is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in Exhibit 99.1, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. By furnishing the information in this Item 7.01 and in Exhibit 99.1, the Company makes no admission as to the materiality of any information contained herein or therein.

CAUTIONARY STATEMENT CONCERNING FINANCIAL PROJECTIONS

The financial projections included in this Current Report on Form 8-K were prepared by, and are the responsibility of, the Company's management. Neither the Company's independent registered public accounting firm, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the financial projections contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability.  These financial projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of the Company. Important factors that may affect actual results and cause these financial forecasts not to be achieved include, but are not limited to, risks and uncertainties relating to the Company’s business (including its ability to achieve strategic goals, objectives and targets over the applicable periods), industry performance, the regulatory environment, general business and economic conditions, and other factors described under “Forward-Looking Statements” and  the Company’s filings with the Securities and Exchange Commission.  In addition, the financial projections do not reflect revised prospects for the Company’s business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the financial projections were prepared. Accordingly, there can be no assurance that these financial projections will be realized or that the Company’s future financial results will not materially vary from these financial forecasts.

The Company makes no representation regarding the information included in the financial projections set forth in this Current Report on Form 8-K. Readers are cautioned not to rely on the financial projections. The Company has not updated and does not intend to update, or otherwise revise the financial projections to reflect circumstances existing after the date when these financial projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error. The financial forecasts are forward-looking statements. For information on factors that may cause the Company’s future financial results to materially vary, see “Forward-Looking Statements.”

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements. Forward-looking statements give the Company’s current expectations or forecasts of future events. Such statements are subject to risks and uncertainties that are often difficult to predict and beyond the Company’s control, and could cause the Company’s results to differ materially from those described. These uncertainties and other factors include, but are not limited to, risks associated with the transaction, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger, dated May 6, 2010, as amended, among the Company, Papillon Holdings, Inc. and Papillon Acquisition, Inc., the inability to complete the transaction due to the failure to obtain shareholder approval or the failure to satisfy other conditions to completion of the transaction, including the failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals and the failure to obtain the necessary debt financing arrangements set forth in the debt commitment letter received in connection with the transaction. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law or the rules of the Nasdaq Global Select Market. Accordingly, any forward-looking statement should be read in conjunction with the additional information about risks and uncertainties as discussed in the Company’s filings with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1    Company Information

The information in this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, except as set forth with respect thereto in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          INVENTIV HEALTH, INC.

July 6, 2010
                             by           /s/ David Bassin
                             Name:  David Bassin
                             Title:  Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Company Information